Exhibit 99

AGREEMENT

AGREEMENT made as of this 14th day of August, 2007, by and between 18 WEST 57TH STREET, LLC, having an office in c/o Navid Aminzadeh, Esq., at 100 Park Avenue, New York, New York (“LLC”) and LCO PROPERTIES, INC., a Delaware corporation having an office c/o Patterson, Belknap, Webb & Tyler, LLP, 1133 Avenue of the Americas, New York, New York 10036, Attn; Andrew Herz, Esq. (“Tenant”).

W I T N E S S E T H:

WHEREAS, LLC is the party to an Agreement dated as of May 5, 2007 (“Agreement”) with 16 West 57 Street Co., L.P. (“Seller” and/or “Landlord”) to purchase the property known as and located at 16-18 West 57th Street, New York, New York (the “Property” and/or “Building”)

WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of      day of July, 1999 (“Lease”), a copy of said Lease is annexed hereto as Exhibit "A", and made a part hereof, pursuant to which Landlord leased to Tenant a portion of the ground floor, mezzanine and basement in the Building (“Premises”); and

WHEREAS, Tenant has (i) subleased a portion of the Premises on the ground floor (“Metro Premises”) to Metropolitan Antiques and Gems, Inc. (“Metro”) pursuant to an agreement of sublease dated as of May 26, 2000, a copy of which is annexed hereto as Exhibit “B” (“Metro Sublease”) and (ii) subleased a portion of the Premises on the ground floor (“Brite Smile Premises”) to BriteSmile Inc. n/k/a BSML, Inc. (hereinafter “BriteSmile”) pursuant to an agreement of Sublease dated as of May     , 1999, a copy of which is annexed hereto as Exhibit “C” (“BriteSmile Sublease”). BriteSmile and Metro shall hereinafter collectively be referred to as the “Subtenants” and the BriteSmile Sublease and the Metro Sublease shall hereinafter be collectively referred to as the “Subleases”.

WHEREAS, LLC desires to have (i) the Lease assigned to an affiliate of LLC and (ii) the BriteSmile Sublease terminated, upon the terms and conditions hereinafter set forth below;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties agree as follows:

1. As an inducement for LLC to enter into this Agreement, Tenant (i) agrees that it has not previously assigned or sublet any portion of the Premises, or permitted any portion of the Premises to be used and/or otherwise occupied by any persons or entities other than Tenant and the Subtenants at any time and (ii) hereby represents that other than the Subtenants there are no other persons and/or entities in possession or having a right to possession. Tenant further represents that it is not aware of any other persons and/or entities having any rights to or claims against any portion of the Premises.

2. LLC hereby requests that the Lease be assigned by Tenant to an affiliate of the LLC, on August 14, 2007 (“Assignment Date”) pursuant to the Assignment of Lease annexed hereto as Exhibit “D (the “Assignment”). The Assignment shall be executed by Tenant shall be held in escrow by Escrowee (hereinafter defined) and shall be released upon the payment of the Assignment Fee (hereinafter defined). LLC covenants to pay as part of the Assignment Fees any New York State or New York City Transfer taxes which are imposed upon the foregoing Assignment and the parties hereby agree to execute such documents as are reasonably and customarily required to carry out the foregoing intent. Such covenant shall survive the closing.

3. As an inducement for LLC to enter into this Agreement, BriteSmile by its consent appended hereto agrees to vacate the BriteSmile Premises by August 15, 2008 (the “Vacancy Date”), at which time BriteSmile shall vacate and surrender the BriteSmile Premises to an affiliate of LLC as LLC shall designate, and neither party to the BriteSmile Sublease shall have any further rights or obligations against or to the other under the BriteSmile Sublease or otherwise.

4. As of the Vacancy Date, BriteSmile shall surrender and deliver possession of the BriteSmile Premises to the LLC in broom-clean vacant condition, free of all occupants and personal property, in the same condition as it exists on the date hereof subject only to normal wear and tear, and will deliver the keys to the BriteSmile Premises to LLC’s agent, c/o Navid Aminzadeh, Esq., 100 Park Avenue, 16th Floor, New York, New York 10017, or any other party designated in writing by the LLC (or LLC’s successor or assign) to BriteSmile.

5. Provided that BriteSmile vacates and surrenders the BriteSmile Premises to an affiliate of the LLC in the condition required pursuant to this Agreement on or before the Vacancy Date, BriteSmile shall not be required to make any rental payments until the Vacancy Date, provided, however that if BriteSmile fails to vacate the BriteSmile Premises by the Vacancy Date, then the rent shall be immediately due and payable at such time.

6. As an inducement for the Tenant to enter into this Agreement, LLC hereby agrees that upon closing on the acquisition of the Property, the LLC shall (i) release the Security Deposit (as defined in the Lease), being held in the form of a Letter of Credit in an amount equal to $1,200,000.00 to the Tenant; (ii) pay Tenant the sum of One Million Five Hundred Thousand and 001/00 ($1,500,000.00) Dollars (“Assignment Fee”) by a bank or certified check and (iii) pay Tenant the sum of Thirty Nine Thousand Five Hundred Twenty Eight &00/10 ($39,528.00) Dollars in the form of a bank check made payable to LCO Properties, Inc., which sum represents the additional rent which is due and owing from Metropolitan Antiques and Gems, Inc.

7. Provided that BriteSmile vacates and surrenders the BriteSmile Premises to the LLC or its designee in the condition required by the terms and provisions of this Agreement on or before the Vacancy Date, then the Escrowee shall pay BriteSmile the sum of Five Hundred Thousand and 00/100 ($500,000.00) Dollars, representing the relocation costs for BriteSmile (“Relocation Fee”). The Relocation Fee shall be held by Escrowee pursuant to the escrow instructions set forth in paragraph 8. In addition to the foregoing, in the event that the LLC elects to accelerate the Vacancy Date to a date earlier than the original Vacancy Date, then LLC shall also reimburse Tenant the sum of $1,416.87 for each day that Tenant shall vacate the BriteSmile Premises prior to the Vacancy Date.

8. The Relocation Fee will be held in escrow hereunder by Patterson, Belknap, Webb & Tyler, LLP, 1133 Avenue of the Americas, New York, New York 10036, hereinafter designated as Escrowee, in a non-interest-bearing account at a branch of Citibank, N.A. in the City of New York or such other bank as Escrowee may elect in accordance with the provisions of this paragraph, provided that Escrowee notifies all of the parties prior to such election.

LLC’s Taxpayer Identification Number is: 26-0422598

BriteSmile's Taxpayer Identification Number is: 87-0410364.

The Escrowee will deliver the Relocation Fee, as soon as practicable (unless otherwise provided herein) to the LLC or to BriteSmile, as the case may be, under the following conditions:

(i) To the LLC, upon receipt of written demand therefor from LLC, such demand stating that BriteSmile has defaulted in the performance of this Agreement and specifically setting forth the facts and circumstances underlying such default. Escrowee shall not honor such demand until the fifth (5th) business day after Escrowee gives written notice of such demand to BriteSmile, and only if Escrowee shall not have received a written notice of objection from BriteSmile within five (5) business days after Escrowee sends such notice to Tenant. or

(ii) To BriteSmile, upon receipt of written demand therefor from BriteSmile such demand stating that BriteSmile has vacated and surrendered the BriteSmile Premises in accordance with the terms and provisions of this Agreement, or LLC has defaulted in the performance of this Agreement, and specifically setting forth the facts and circumstances underlying the same. Escrowee shall not honor such demand until the fifth (5th) business day after Escrowee gives notice of such demand to the LLC and the LLC’s counsel and only if Escrowee shall not have received written notice of objection from the LLC within five (5) business days after Escrowee sends such Notice to the LLC and LLC’s counsel. LLC’s counsel to whom such notice shall be sent are Navid Aminzadeh, Esq., 100 Park Avenue, 16th floor, New York, New York 10017, Fax #(212) 937-3339;

(b) Any such notice of objection shall be in writing and shall set forth the basis for objecting to the delivery of the Relocation Fee. Upon receipt of such notice, Escrowee shall promptly send a copy thereof to the party who filed the written demand. Failure to set forth the basis for objecting to any demand for the Relocation Fee shall not preclude Escrowee from relying on said notice.

(c) In the event Escrowee shall have received a notice of objection provided for above within the time therein prescribed, Escrowee shall continue to hold the Relocation Fee until Escrowee receives written notice from both LLC and BriteSmile directing the disbursement of the Relocation Fee, in which case, Escrowee shall then disburse said Relocation Fee in accordance with said direction.

(d) In the event of a dispute between LLC and BriteSmile with respect to payment of the Relocation Fee by the Escrowee, Escrowee (1) may continue to hold the Relocation Fee pending a final judgment of a court having jurisdiction over such litigation (the "Court"); (2) may deliver the Relocation Fee to the Clerk of the Court in which said litigation is pending or any court of competent jurisdiction; or (3) may deposit the Relocation Fee with the Court or any court of competent jurisdiction and bring, as agent, an action for interpleader, the costs thereof to be borne by whichever of LLC or BriteSmile is the losing party. Upon such deposit with the Court, Escrowee shall be relieved and discharged of all further obligations and responsibilities hereunder.

(e) The parties acknowledge that Escrowee is acting solely as a stakeholder at their request and for their convenience, that Escrowee shall not be deemed to be the agent of either of the parties, and shall not be liable for any mistake of fact or of law or error of judgment or any acts or omissions of any kind, unless they are grossly negligent or are taken in willful disregard of this Agreement or in bad faith.

(f) Escrowee shall be entitled to rely on any instrument or signature believed by it to be genuine and may assume that any person purporting to give any written notice or instruction in connection herewith is fully authorized to do so by the party on whose behalf such written notice or instruction is given.

(g) LLC and BriteSmile, jointly and severally, shall indemnify and hold Escrowee harmless from and against all costs, claims, losses, liabilities and expenses, including reasonable attorneys' fees, incurred in connection with or arising from the performance of Escrowee's duties hereunder, except for acts or omissions which are grossly negligent or which are taken or suffered by Escrowee in bad faith, or in willful disregard of this Agreement. However, as between LLC and Tenant and/or BriteSmile, the party ultimately determined not to be entitled to the payment of the Relocation Fee shall bear all such costs and expenses. Such indemnity shall survive the closing or other termination of this Agreement.

(h) Escrowee shall not have any duties or responsibilities except those set forth in this paragraph.

(i) In the event of the death of any person who may be a party in interest hereunder, Escrowee shall deal with the legal representative of such person’s estate as the successor in interest of said deceased person.

(j) The Escrowee’s fee for acting as such, if any, shall be paid by Tenant.

9. Without modifying BriteSmile’s obligation to vacate the BriteSmile Premises on or before the Vacancy Date, any property remaining subsequent to the surrender of the BriteSmile Premises or eviction therefrom: (a) shall be deemed abandoned by BriteSmile and (b) may be removed and disposed of by LLC. Tenant and BriteSmile agree that LLC shall bear no liability for any such removal or disposal of property which is deemed abandoned.

10. BriteSmile hereby agrees that if it fails to vacate the BriteSmile Premises on or before the Vacancy Date, then BriteSmile shall not be entitled to the Relocation Fee provided herein and BriteSmile shall be deemed to have waived any and all rights it has with respect to the Relocation Fee. This paragraph shall not constitute a modification or waiver of BriteSmile’s obligation to vacate the BriteSmile Premises on or before the Vacancy Date, in accordance with this Agreement. Notwithstanding the foregoing, the parties hereby agree that if BrieSmile has vacated the Premises and given LLC or its designee the keys to the BriteSmile Premises, then the Escrow Agent shall be authorized to release $450,000 of the $500,000 escrow with $50,000 to be held back in case BriteSmile did not leave it as required pursuant to the terms and provisions required herein. An independent third party who must be a licensed NY real estate broker with over 10 years experience leasing space in Manhattan would be selected by the Escrow Agent solely to in order to determine if the BriteSmile Premises is in the required condition and if not how much of the $50,000 should be forfeited to put the BriteSmile Premises in the required condition. In the event of any other dispute between BriteSmile and LLC the following arbitration provision shall apply:

“This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any controversy or claim arising from or related to this Agreement or the breach thereof will be settled by final and binding arbitration before a panel of three arbitrators in New York City, New York. Such arbitration shall be administered by the American Arbitration Association under the then prevailing applicable rules. Within 15 days after the commencement of such arbitration, each party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within 10 days of their appointment. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association. The arbitrators shall have the authority to award any remedy or relief that a court of the State of New York could order or grant, including, without limitation, specific performance of any obligation created under the Agreement, or the issuance of any injunction. All fees and expenses of the arbitration shall be borne by the parties equally. However, the prevailing party shall be entitled to an award of reasonable attorneys’ fees.”

11. LLC hereby assumes all liability for, and hereby agrees to pay, protect, defend, and save Tenant harmless from and against, and hereby indemnifies Tenant from and against any and all damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively “Costs”) which may at any time be imposed upon, incurred by or asserted or awarded against Tenant, and arising directly or indirectly from or out of any claim by Metro against Tenant for breach or early termination of the LCO Lease or with respect to the premises demised under the Metro Sublease.

12. This Agreement may not be changed or terminated orally nor any of its provisions waived, but only by a written instrument signed by the party to be charged.

13. This Agreement shall be binding upon and inure to the benefit of the parties and to their respective successors and assigns.

14. Tenant and LLC acknowledge and recognizes that “TIME IS OF THE ESSENCE” in complying with all of the terms and conditions of this Agreement.

15. Notwithstanding anything to the contrary contained herein, the parties hereby agree to act in good faith and to cooperate with each other in order to effectuate the intent of this Agreement, including, without limitation executing any other documents reasonably required for such purpose.

16. This Agreement may be executed in counterparts and an executed facsimile or other copy of this Agreement shall be deemed an original for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.

LLC:

18 West 57th Street, LLC

By:	/s/
Name:
Title:

TENANT:

LCO Properties, Inc.

By:	/s/
Name:
Title:

By its execution below,

Britesmile, Inc. agrees to

be bound by the provisions

of this Agreement

BSML, Inc.

By:	/s/ Julian Feneley
Name:	Julian Feneley
Title:	CEO

Exhibit “A”

Exhibit “B”

Exhibit “C”

Exhibit “D”

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